UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment

No.                         )

☒  Filed by the Registrant                                                                 ☐  Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 27, 2020.

Meeting Information

STERLING BANCORP

Meeting Type: Annual Meeting

For holders as of: April 3, 2020

Date: May 27, 2020 Time: 11:00 AM Eastern Time

Location:

Meeting live via the Internet-please visit

www.virtualshareholdermeeting.com/STL2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STL2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

ï§

XXXX XXXX XXXX XXXX

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

STERLING BANCORP

400 RELLA BOULEVARD

MONTEBELLO, NY 10901-4243

D10828-P37367

See the reverse sid

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX (located on the following page)and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery.

ï·

SCAN TO

VIEW MATERIALS & VOTE

How To Vote

Please Choose One of the Following Voting Methods

D10829-P37367

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/STL2020. Have the information that is printed in the box marked by the arrow

XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of (13) Director Nominees for a one (1) year term until their successors are elected and qualified:

Nominees:

01) John P. Cahill

02) Navy E. Djonovic

03) Fernando Ferrer

04) Robert Giambrone

05) Mona Aboelnaga Kanaan

06) Jack Kopnisky

07) James J. Landy

08) Maureen Mitchell

09) Patricia M. Nazemetz

10) Richard O’Toole

11) Ralph F. Palleschi

12) Burt Steinberg

13) William E. Whiston

The Board of Directors recommends you vote FOR the following proposals:

2. Approval, by advisory, non-binding vote, of the compensation of the Named Executive Officers (Say-on-Pay);

3. Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4. Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

D10830-P37367

D10831-P37367e of this notice to obtain proxy materials and voting instructions.